UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): February 5, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



     England and Wales                 33-12430                     xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item No. 1    Press release dated 5 February 2004 - Holding(s) in Company


The company yesterday received the following announcement:


    Legal & General
    Investment Management
    Bucklesbury House
    3 Queen Victoria Street
    London EC4N 8NH

4th February, 2004

Marconi Corporation
34 Grosvenor Square
London
W1K 2HD
Attn: Company Secretary


Disclosure of Interest in shares Under Section 198

Consequent upon a transfer into management of 1,025,112 on the 02 February 2004, please find below the details of the notifiable interest of Legal & General Group plc and/or its subsidiaries in the relevant share capital of your company:


Material Interest


HSBC Global Custody Nominee (UK) Ltd A/C 914945            73,000

HSBC Global Custody Nominee (UK) Ltd A/C 775245           847,253

HSBC Global Custody Nominee (UK) Ltd A/C 357206         5,360,169

HSBC Global Custody Nominee (UK) Ltd A/C 866203           281,000

HSBC Global Custody Nominee (UK) Ltd A/C 360509           249,779

                                                        _________        _______
                                                        6,811,201          3.39%

We currently have a notifiable interest in 6,811,201 Ordinary 25p shares which we understand represents 3.39% of that class of your share capital calculated on an issued share capital of 200,400,000 Ordinary 25p shares.

Should you wish to discuss any aspect of this notification, please do not hesitate to contact Helen Tasker on 020 7528 6818.


Yours faithfully,


Helen Tasker                                      Lee Toms
Authorised Signatory                              Authorised Signatory

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 5, 2004